UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2022

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, the Board of Directors (the “Board”) of CNL Strategic Capital, LLC (the "Company") appointed Paul W. Drury to serve the Company as an executive officer in the role of Senior Managing Director, effective as of March 21, 2022. Mr. Drury was also appointed to serve as a Senior Managing Director of CNL Financial Group and as a member of the Investment Committee of the Manager. Prior to joining CNL Financial Group, Mr. Drury served as a Senior Managing Director of the Investment Originations team at Levine Leichtman Capital Partners, LLC. In this capacity, he was responsible for the origination of new investment opportunities and investment due diligence with a focus on the Midwest region. During his 16 years at LLCP, Mr. Drury assisted to originate multiple new platform investments, including several of the Company’s investments. Prior to joining LLCP, Mr. Drury was a Vice President with the CIT Group, a New York-based middle-market lender, where he led the business development efforts throughout the Midwest and was responsible for developing strategic relationships with private equity investors, professional intermediaries, and middle market businesses. Mr. Drury received a B.S. in Finance and Accounting from Texas Tech University and an M.B.A. with Honors from the University of Chicago Booth School of Business.

All of our executive officers are employed by and receive compensation from affiliates of our Manager.

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended February 28, 2022

On March 17, 2022, the Board of the Company determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. Additionally, pursuant to our share repurchase program, we conduct quarterly share repurchases to allow our shareholders to sell all or a portion of their shares back to us at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for our next quarterly repurchase will be March 31, 2022. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of February 28, 2022:

Month Ended February 28, 2022	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$150,451,910	$48,869,278	$51,094,898	$33,140,216	$186,419,112	$58,702,193	$528,677,607
Number of Outstanding Shares	4,558,900	1,572,552	1,653,343	1,082,352	5,919,434	1,766,079	16,552,660
Net Asset Value, Per Share	$33.00	$31.08	$30.90	$30.62	$31.49	$33.24
Net Asset Value, Per Share Prior Month	$32.98	$31.09	$30.94	$30.65	$31.50	$33.20
Increase/Decrease in Net Asset Value, Per Share from Prior Month	$0.02	($0.01)	($0.04)	($0.03)	($0.01)	$0.04

The change in the Company’s net asset value per share for each applicable share class for the month ended February 28, 2022 primarily resulted from increases in the fair value of five of the Company’s portfolio company investments and decreases in the fair value of two of the Company’s portfolio company investments. The fair value of three of the Company’s portfolio company investments did not change.

Public Offering Price Adjustment

On March 17, 2022, the Board approved the new per share public offering price for each share class in the current public offering (the “Offering”). The new public offering prices will be effective as of March 24, 2022 and will be used for the Company’s next monthly closing for subscriptions on March 31, 2022. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of February 28, 2022. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$33.97	$32.44	$30.62	$31.49
Selling Commissions, Per Share	$2.04	$0.97
Dealer Manager Fees, Per Share	$0.85	$0.57

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On March 17, 2022, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
April 28, 2022	May 10, 2022	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 3-Year Average Annual Return (“AAR”), and cumulative total returns through February 28, 2022, with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	3-Year AAR(3)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	1.8%	10.6%	39.6%	13.2%	56.4%	February 7, 2018 – February 28, 2022
Class FA (with sales load)	-4.8%	3.4%	30.5%	10.2%	46.2%	February 7, 2018 – February 28, 2022
Class A (no sales load)	1.7%	9.2%	34.3%	11.4%	48.2%	April 10, 2018 – February 28, 2022
Class A (with sales load)	-7.0%	-0.1%	22.9%	7.6%	35.6%	April 10, 2018 – February 28, 2022
Class I	1.7%	9.4%	35.2%	11.7%	49.9%	April 10, 2018 – February 28, 2022
Class T (no sales load)	1.3%	8.1%	29.5%	9.8%	40.7%	May 25, 2018 – February 28, 2022
Class T (with sales load)	-3.5%	3.0%	23.3%	7.8%	34.0%	May 25, 2018 – February 28, 2022
Class D	1.5%	9.2%	32.2%	10.7%	41.0%	June 26, 2018 – February 28, 2022
Class S (no sales load)	1.9%	11.2%	N/A	N/A	30.4%	March 31, 2020 – February 28, 2022
Class S (with sales load)	-1.7%	7.3%	N/A	N/A	25.9%	March 31, 2020 – February 28, 2022

(1) For the period from January 1, 2022 through February 28, 2022.

(2) For the period from March 1, 2021 through February 28, 2022.

(3) For the period from March 1, 2019 through February 28, 2022. The AAR adds the annual return for each of the last three years together and divides the sum by three.

(4) For the period from the date the first share was issued for each respective share class through February 28, 2022.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution" section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the two month period ended February 28, 2022, sources of declared distributions on a GAAP basis were as follows:

	Two Months Ended February 28, 2022
	Amount	% of Total Distributions Declared
Net investment income[1]	$1,708,759	52.6%
Distributions in excess of net investment income[2]	1,539,532	47.4%
Total distributions declared	$3,248,291	100.0%

Cash distributions net of distributions reinvested during the periods presented were funded from the following sources:

	Two Months Ended February 28, 2022
	Amount	% of Cash Distributions Net of Distributions Reinvested
Net investment loss before expense support	$(97,989)	(4.5)%
Expense support	1,806,748	82.8%
Net investment income	1,708,759	78.3%
Cash distributions net of distributions reinvested in excess of net investment income[2]	473,124	21.7%
Cash distributions net of distributions reinvested[3]	$2,181,883	100.0%

[1]	Net investment income includes expense support due from the Manager and Sub-Manager of $1,806,748 for the two months ended February 28, 2022.
[2]	Consists of distributions made from offering proceeds for the periods presented.
[3]	For the two months ended February 28, 2022, excludes $1,066,408 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2021, 2020, 2019, and 2018 distributions were paid from multiple sources and these sources included net investment income before expense support of 65.2%, 42.3%, 61.7%, and 85.2% reimbursable expense support of 0.0%, 33.2%, 23.5% and 11.1%, and offering proceeds of 34.8%, 24.5%, 14.8% and 3.7%, respectively. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company will be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions, however, as of the date of this supplement, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see Note 4. “Fair Value of Financial Instruments” in Item 1. “Financial Statements” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended September 30, 2021. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 pandemic has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2022		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer